UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09761

DIREXION INSURANCE TRUST

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.) 35th Floor New York, NY 10019

(Address of principal executive offices) (Zip code)

Daniel D. O’Neill 1301 Avenue of the Americas (6th Ave.) 35th Floor New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 646-572-3390

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

Item 1. Report to Stockholders.

DIREXION INSURANCE TRUST

SEMI–ANNUAL REPORT JUNE 30, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor   New York, New York 10019   (800) 851-0511  www.direxionfunds.com

Dynamic VP HY Bond Fund

LETTER TO SHAREHOLDERS

Dear Shareholders,

This Semi-Annual Report for the Direxion Insurance Trust, comprised of the Dynamic VP HY Bond Fund (the “Fund), covers the period from January 1, 2012 to June 30, 2012 (the “Semi-Annual Period”).

Market Review:

In the first half of 2012, the U.S. economy failed to improve at a rate consistent with robust growth and remained historically weak, more starkly so compared to other post-recession periods, when growth is generally stronger, picking up the slack created during the downturn. While concerns of spillover from the European debt crisis continued, the domestic employment picture remained cloudy. Although Nonfarm Payrolls data showed some signs of life early in the year, with increases of 275,000 jobs in January and 259,000 jobs in February, reports were disappointing through the remaining months in the first half, adding an average of just 91,000 jobs per month in March, April, May and June. The unemployment rate remained at 8.2% in June, little changed from the 8.3% reported in January.

The S&P 500 Index recorded a 9.49% gain (including dividends), despite a brief correction in April and May, which saw stocks retreat 10% from their recent highs. The yield on the 10-Year Treasury Note, which had risen to nearly 2.4% in mid- March, dropped sharply throughout the remainder of the period, reaching record lows of 1.44% in May, and settling near 1.6% through much of June.

Fund Operational Review:

The discussion below relates to the performance of the Fund for the Semi-Annual Period. The Fund’s investment objective is to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. The Fund utilizes investments in high yield exchange traded funds (“ETFs”) for its exposure.

Fund Performance Review:

High-yield, lower quality debt instruments continued to be strong investments in the first half of 2012, as the Barclays Capital U.S. Corporate High Yield Total Return Index posted a gain of 7.27% through June. During the Semi-Annual Period, the Fund returned 3.74%. The Fund’s use of a limited number of high yield ETFs in its portfolio as well as maintaining a cash holding of approximately 5-10% during the Semi Annual Period caused the Fund to return slightly less than the broader Barclays U.S. Corporate High Yield Total Return Index. The yield on lower grade fixed income products remained an attractive option for investors in the current, unprecedented interest rate environment, with the average yield among bonds in the Barclays Capital High Yield Very Liquid Index at 7.8%, compared to the 10-Year Treasury Note Yield’s slide to historic lows and the 30-Year Treasury Bond finishing June yielding less than 2.8%.

As always, we thank you for using the Dynamic VP HY Bond Fund and we look forward to our mutual success.

Sincerely,

Daniel O’Neill Chief Investment Officer	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Prospectus contains this and other important information and should be read carefully. To obtain a Prospectus, you may call 1.800.851.0511, or go to the Fund website at www.direxionfunds.com.

The views in this report were those of the Adviser as of June 30, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense of the Dynamic VP HY Bond Fund is 1.89%, net of any fee waivers or expense reimbursements.1

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: August 29, 2012

1 The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses the Fund incurs that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratio, net of any fee waivers or expense reimbursements would be 1.60%.

Expense Example

June 30, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2012 — June 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4	DIREXION DYNAMIC VP HY BOND FUND

Expense Example Table

June 30, 2012 (Unaudited)

	Expense Ratio[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period[2]
Dynamic VP HY Bond Fund
Based on actual fund return	1.60%	$1,000.00	$1,037.40	$8.11
Based on hypothetical 5% return	1.60%	1,000.00	1,016.91	8.02

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 366.

Allocation of Portfolio Holdings

June 30, 2012 (Unaudited)

	Cash*	Investment Companies	Total
Dynamic VP HY Bond Fund	5%	95%	100%

*	Cash, cash equivalents and other assets less liabilities.

DIREXION DYNAMIC VP HY BOND FUND	5

Dynamic VP HY Bond Fund

Schedule of Investments

June 30, 2012 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 95.0%
152,700	iShares iBoxx $ High Yield Corporate Bond Fund	$13,929,294
27,800	iShares iBoxx Investment Grade Corporate Bond Fund	3,270,948
352,800	SPDR Barclays Capital High Yield Bond ETF	13,921,488

	TOTAL INVESTMENT COMPANIES (Cost $30,213,102)	$31,121,730

	TOTAL INVESTMENTS (Cost $30,213,102) - 95.0%	$31,121,730
	Other Assets in Excess of Liabilities - 5.0%	1,645,549

	TOTAL NET ASSETS - 100.0%	$32,767,279

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

6	DIREXION DYNAMIC VP HY BOND FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Dynamic VP HY Bond Fund
Assets:
Investments, at market value (Note 2)	$31,121,730
Cash	1,514,528
Receivables:
Fund shares sold	854,800

Total assets	33,491,058

Liabilities:
Payables:
Fund shares redeemed	1,771
Investment securities purchased	695,229
Accrued investment advisory fees	10,042
Accrued operating services fees	9,206
Accrued distribution expense	4,184
Accrued shareholder servicing fees	3,347

Total liabilities	723,779

Net Assets	$32,767,279

Net Assets Consist Of:
Capital stock	35,580,308
Accumulated net investment loss	(23,197)
Accumulated net realized loss	(3,698,460)
Net unrealized appreciation on:
Investments	908,628

Total Net Assets	$32,767,279

Calculation of Net Asset Value Per Share:
Net assets	$32,767,279
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,126,579
Net asset value, redemption and offering price per share	$15.4084

Cost of Investments	$30,213,102

The accompanying notes are an integral part of these financial statements.

DIREXION DYNAMIC VP HY BOND FUND	7

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Dynamic VP HY Bond Fund
Investment income:
Dividend income	$743,970

Total investment income	743,970

Expenses:
Investment advisory fees	124,461
Operating service fees	91,271
Distribution expenses	41,487
Shareholder servicing fees	33,190

Total expenses before reimbursement	290,409
Less: Reimbursement of expenses from Advisor	(24,892)

Total expenses	265,517

Net investment income	478,453

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(142,594)
Swaps	124,080

(18,514)

Change in unrealized appreciation (depreciation) on:
Investments	209,750
Swaps	(122,103)

87,647

Net realized and unrealized gain on investments	69,133

Net increase in net assets resulting from operations	$547,586

The accompanying notes are an integral part of these financial statements.

8	DIREXION DYNAMIC VP HY BOND FUND

Statements of Changes in Net Assets

	Dynamic VP HY Bond Fund
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in net assets from:
Operations:
Net investment income	$478,453	$538,900
Net realized loss on investments	(18,514)	(1,482,329)
Capital gain distributions from regulated investment companies	—	110,979
Change in net unrealized appreciation on investments	87,647	911,923

Net increase in net assets resulting from operations	547,586	79,473

Distributions to shareholders:
Net investment income	(636,686)	(1,363,761)

Total distributions to shareholders	(636,686)	(1,363,761)

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	(8,220,518)	14,243,498

Total increase (decrease) in net assets from capital share transactions	(8,220,518)	14,243,498

Total increase (decrease) in net assets	(8,309,618)	12,959,210

Net assets:
Beginning of year	41,076,897	28,117,687

End of year	$32,767,279	$41,076,897

Undistributed (Accumulated) net investment income (loss), end of year	$(23,197)	$135,036

(a)	Summary of capital share transactions is as follows:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Shares sold	6,193,906	$94,355,936	8,912,879	$139,780,841
Shares issued in reinvestment of distributions	41,901	$636,686	86,976	$1,363,761
Shares redeemed	(6,822,723)	$(103,213,140)	(7,995,158)	$(126,901,104)

Total net increase (decrease) from capital share transactions	(586,916)	$(8,220,518)	1,004,697	$14,243,498

The accompanying notes are an integral part of these financial statements.

DIREXION DYNAMIC VP HY BOND FUND	9

Financial Highlights

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Distributions	Net Asset Value, End of Year/Period		Total Return[3]		Net Assets, End of Year/Period (,000)	Including Short Dividends		Excluding Short Dividends		Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
												Total Expenses[1,10]	Net Expenses[1,10]	Total Expenses[1,10]	Net Expenses[1,10]
Dynamic VP HY Bond Fund
Six Months Ended June 30, 2012 (Unaudited)	$15.1380	$0.2194	$0.3400	$0.5594	$(0.2890)	$(0.2890)	$15.4084		3.74%	[11]	$32,767	—	—	1.75%	1.60%	2.88%	[6]	312%	[11]
Year Ended December 31, 2011	16.45	0.3217	0.4193	0.7410	(2.0530)	(2.0530)	15.1380	[5]	4.94%		41,077	—	—	1.82%	1.78%	1.98%	[7]	803%
Year Ended December 31, 2010	17.31	(0.04)	0.69	0.65	(1.51)	(1.51)	16.45		4.01%		28,118	—	—	1.85%	1.85%	(0.23%	)	985%
Year Ended December 31, 2009	16.37	(0.22)[8]	1.73	1.51	(0.57)	(0.57)	17.31		9.81%		41,183	1.77%	1.80%	1.77%	1.80%	(1.37%	)[9]	463%
Year Ended December 31, 2008	19.52	0.13	(2.05)	(1.92)	(1.23)	(1.23)	16.37		(9.98%	)	60,187	—	—	1.93%	1.75%	0.76%		50%
Year Ended December 31, 2007	20.43	0.81	(1.16)	(0.35)	(0.56)	(0.56)	19.52		(1.77%	)	22,159	—	—	1.63%	1.63%	3.95%		145%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]

All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses. Please refer to your Contract or Plan prospectus for a description of those fees and expenses.

[4]

Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Effective September 15, 2011, the Fund began calculating its net asset value to four digits.
[6]	Net investment income (loss) ratio before fee waiver for the six months ended June 30, 2012 was 2.73%.
[7]	Net investment income (loss) ratio before fee waiver for the year ended December 31, 2011 was 1.94%.
[8]	Net investment income (loss) before interest on short positions for the year ended December 31, 2009 was $(0.22).
[9]	The net investment income (loss) ratio included interest on short positions. The ratio excluding dividends on short positions for the year ended December 31, 2009 was (1.36%).
[10]	The total and net expense ratios exclude Acquired Fund Fees and Expenses.
[11]	Not annualized.

10	DIREXION DYNAMIC VP HY BOND FUND

Direxion Insurance Trust

Notes to the Financial Statements

June 30, 2012 (Unaudited)

1.	ORGANIZATION

Direxion Insurance Trust (the “Trust”) was organized as a Massachusetts business trust on December 28, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has one series in operation, the Dynamic VP HY Bond Fund (the “Fund”), which is included in this report. The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Trust offers shares to unaffiliated life insurance separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life contracts. The Fund commenced operations on February 1, 2005.

The objective of the Fund is to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange-traded funds are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by the Fund’s pricing service using the mean prices or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Managements, LLC (the “Adviser”) does not represent fair value, or the Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund was not invested in repurchase agreements at June 30, 2012.

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund enters into master netting agreements with the counterparty.

DIREXION DYNAMIC VP HY BOND FUND	11

These agreements calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, the Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities by the Fund to the counterparty. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is party to a swap agreement is monitored by the Adviser. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov. Swap contracts are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The Fund was not invested in swap contracts as of June 30, 2012.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. There were no securities sold short by the Fund at June 30, 2012.

e) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value

12	DIREXION DYNAMIC VP HY BOND FUND

of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Fund was not invested in futures contracts at June 30, 2012.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts, and short positions. The Fund was not invested in options or options on futures contracts at June 30, 2012.

g) Security Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for federal income taxes has been made.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received on money market funds, is recognized on an accrual basis. Expenses are charged to the Fund daily. Expenses are computed based on the Fund’s respective daily net assets. For an additional discussion on expenses refer to Note 4.

j) Distributions to Shareholders – The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The Fund paid ordinary income distributions of $636,686 and $1,363,761 during the six months ended June 30, 2012 and the year ended December 31, 2011, respectively.

The Fund may designate as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2011. To the extent necessary to fully distribute such capital gains, the Fund may also designate earnings and profits distributed to shareholders on the redemption of shares.

As of December 31, 2011, the components of distributable earnings of the Fund on a tax basis were as follows:

Net unrealized appreciation/(depreciation)	$(499,635)

Undistributed ordinary income	2,210
Undistributed long-term capital gain	—

Total distributable earnings	2,210

Other accumulated gain/(loss)	(2,226,504)

Total accumulated earnings/(loss)	$(2,723,929)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of unrealized gain/(loss) on derivative positions, capital loss carryover and distributions payable.

DIREXION DYNAMIC VP HY BOND FUND	13

The cost basis of investments for federal income tax purposes as of June 30, 2012 was as follows:

Tax cost of investments	$31,411,615
Gross unrealized appreciation	908,735
Gross unrealized depreciation	(1,198,620)

Net unrealized appreciation/(depreciation)	$(289,885)

A regulated investment company may elect for any taxable year to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the year ended December 31, 2011, the Fund did not defer any late-year losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital los carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

As of December 31, 2011, the Fund has $417,267 of short-term capital losses without expiration.

As of December 31, 2011, the Fund had capital loss carryforwards on a tax basis subject to expiration of:

Expires
12/31/2016	12/31/2017	12/31/2018	Total
$2,013,282	$—	$26,508	$2,039,790

To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2011, open Federal and state income tax years include the tax years ended December 31, 2009, December 31, 2010 and December 31, 2011. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

k) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the six months ended June 30, 2012, the aggregate purchases and sales of investments in the Fund were $89,673,111 and $85,503,117, respectively. These amounts do not include short-term investments or swap contracts.

There were no purchases or sales of long-term U.S. Government securities during the six months ended June 30, 2012.

14	DIREXION DYNAMIC VP HY BOND FUND

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees:  The Fund has entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets. Additionally, the Adviser has contractually agreed to waive a portion of this investment advisory fee at an annual rate of 0.15% of the Fund’s average daily net assets through June 1, 2013. The Adviser may not recoup these waived fees in the future.

Operating Services Agreement:  The Fund has entered into an Operating Service Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. In consideration for the services rendered pursuant to the Agreement, the Fund will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.55%. The monthly fee is calculated on an annualized basis on the average net assets of the Fund.

Distribution Expenses:  The shares of the Fund are subject to an annual Rule 12b-1 fee of up to 0.25% of Fund’s average daily net assets. The fee is paid to the insurance company of the plan sponsor (i.e. various enrolled employers) for expenses incurred for distribution-related activities, on behalf of the Funds.

Shareholder Servicing Fees:  The Board has also authorized the Fund to pay a shareholder servicing fee of 0.20% of the Fund’s average daily net assets. The Trust, on behalf of the Fund, pays the fee to financial institutions and other persons who provide services for and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Fund’s net assets as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Investment Companies — Fixed Income	$31,121,730	$—	$—	$31,121,730

For further detail on each asset class, see Schedule of Investments.

The Fund follows authoritative accounting standards which improve disclosure about fair value measurements. These standards require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales must be shown on a gross basis in Level 3 rollforward rather than as one net number.

DIREXION DYNAMIC VP HY BOND FUND	15

There were no transfers between Level 1 and Level 2 securities during the six months ended June 30, 2012. The Fund held no Level 3 securities during the six months ended June 30, 2012. It is the Fund’s policy to recognize transfers into Level 3 at the value as of the beginning of the period.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Fund follows authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund may use derivative instruments as part of its principal investment strategy to achieve its investment objective.

As of June 30, 2012, the Fund was not invested derivative instruments.

Transactions in derivative instruments during the six months ended June 30, 2012, were as follows:

	Interest Rate Risk	Total
Realized gain[1]
Swap contracts	$124,080	$124,080

Change in unrealized appreciation (depreciation)[2]
Swap contracts	$(122,103)	$(122,103)

[1]	Statement of Operations location: Net realized gain on swaps.
[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on swaps.

For the six months ended June 30, 2012, the quarterly average gross notional amount of the long equity swap contracts held by the Fund was $7,124,910. The Fund utilized this volume of derivatives to obtain exposure to high yield debt instruments early in the period but shifted out of these derivatives towards the middle of the period.

7.	SUBSEQUENT EVENTS

The Fund has adopted authoritative standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards requires the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the issuance of the Fund’s financial statements and has determined there is no impact to the Fund’s financial statements.

16	DIREXION DYNAMIC VP HY BOND FUND

ADDITIONAL INFORMATION

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION DYNAMIC VP HY BOND FUND	17

Direxion Insurance Trust

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	25	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	159	None.

Gerald E. Shanley III Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	159	None.

John Weisser Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	159	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 24 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 56 of the 134 funds currently registered with the SEC.

18	DIREXION DYNAMIC VP HY BOND FUND

Direxion Insurance Trust

TRUSTEES AND OFFICERS

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill(1) Age: 44	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	134	N/A

Christopher Lewis Age: 42	Chief Compliance Officer[3]	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009 – present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary[3]	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP, May – August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 24 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 56 of the 134 funds currently registered with the SEC.

(3)	Effective September 1, 2012, Ms. Brickl will replace Mr. Lewis as Chief Compliance Officer.

DIREXION DYNAMIC VP HY BOND FUND	19

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the semi-annual report.

DIREXION INSURANCE TRUST

SEMI-ANNUAL REPORT JUNE 30, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor  New York, New York 10019  (800) 851-0511  www.direxionfunds.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

1

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable for semi-annual reports.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Direxion Insurance Trust

By (Signature and Title)*        /s/ Daniel D. O’Neill

                                                   Daniel D. O’Neill, President

Date    9/6/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Daniel D. O’Neill

                                                   Daniel D. O’Neill, President

Date    9/6/2012

By (Signature and Title)*        /s/ Patrick J. Rudnick

                                                   Patrick J. Rudnick, Principal Financial Officer

Date    9/6/2012

* Print the name and title of each signing officer under his or her signature.

3